UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-08627

                            JOHNSONFAMILY FUNDS, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                           555 Main Street, Suite 400
                                Racine, WI 53403
               (Address of principal executive offices) (Zip code)

                                 Colette Wallner
                            Johnson Asset Management
                           555 Main Street, Suite 400
                                Racine, WI 53403
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-276-8272

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2006

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2006

ITEM 1.   REPORTS TO STOCKHOLDERS.




                                 [LOGO OMITTED]


                                 JOHNSON FAMILY
                                   ----------
                                      FUNDS







--------------------------------------------------------------------------------
                         OCTOBER 31, 2006 ANNUAL REPORT
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Shareholder Letter ..................................................    1

Portfolio Commentaries ..............................................    2

Schedules of Investments

     JohnsonFamily Large Cap Value Fund .............................   12

     JohnsonFamily Small Cap Value Fund .............................   14

     JohnsonFamily International Value Fund .........................   16

     JohnsonFamily Intermediate Fixed Income Fund ...................   19

Statements of Assets and Liabilities ................................   22

Statements of Operations ............................................   23

Statements of Changes in Net Assets .................................   24

Financial Highlights ................................................   26

Notes to the Financial Statements ...................................   30

Report of Independent Registered Public Accounting Firm .............   37

Directors and Officers of the Company ...............................   38

Disclosure of Fund Expenses..........................................   40

Approval of Investment Advisory Contracts............................   41

Notice to Shareholders ..............................................   42





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         NOT FDIC-INSURED
----------------------------------
May lose value. No bank guarantee.
----------------------------------


Shares of JohnsonFamily Funds are distributed by an independent third party, SEI Investments
Distribution Co.

SHAREHOLDER LETTER  OCTOBER 31, 2006


Dear Shareholders,


Surprise! Usually that's not a very attractive term when discussing investment results, but if the surprise is that the equity markets were stronger than one thought, and that translates into double digit equity returns, then we'll take the surprise.


International markets surged during the Funds' fiscal year 2006 and domestic markets experienced stronger corporate earnings and rising expectations of a soft economic landing. In addition, as the year unfolded and the economic growth moderated, the fixed income market rallied based on the belief that the Fed would be reducing the Fed Funds rate soon; all great ingredients for the strong performance of the Funds.


And what do we see in the future? Well, we tend to take a conservative view of 2007 and we expect below normal equity performance going forward and a potential for interest rates to rise somewhat from the rally lows, but not enough to destabilize our slower economic growth projection. But to reiterate on a theme we've promoted before, we remain committed to the belief that attention to valuation, leverage, and earnings quality will be rewarded. Our strategy of maintaining a disciplined stock selection process which focuses on companies with sustainable product and services, low leverage and solid cash flow, will prove valuable.


As is customary, our portfolio management team offers detailed analysis and a market outlook for each of our four portfolios on pages 2-11. The commentaries provide further insight into our investment philosophy and unique perspective on the economy and the markets. Of course, if at any time you wish to discuss our portfolio management style in greater detail, I welcome your call.


We appreciate your confidence and look forward to working with you in 2007.





Kind regards,


/s/ Colette M. Wallner


Colette M. Wallner
President



                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 1

PORTFOLIO COMMENTARIES  OCTOBER 31, 2006
LARGE CAP VALUE FUND



The JohnsonFamily Large Cap Value Fund's (the "Fund") return for the 12 months ended October 31, 2006 was 19.71% versus the 16.33% return for the S&P 500 Index and the 21.46% return for the Russell 1000 Value Index.


U.S. equity performance during the Fund's 2006 fiscal year proved stronger than we expected. Surprise upside in corporate earnings coupled with investor relief at a shift in Fed policy pushed the Russell 1000 Value Index to record highs in October 2006 driven primarily by strong performance in financial and energy stocks, its two largest sector components. Building stocks were the only negative contributor to the Index, falling nearly 11% on a downturn in pricing and demand.

--------------------------------------------------------------------------------

     AVERAGE ANNUAL TOTAL RETURN
     FOR THE PERIODS ENDED OCTOBER 31, 2006
     ONE YEAR  5 YEAR  SINCE INCEPTION*
     -----------------------------------
      19.71%   10.53%        6.36%

      RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

      [GRAPH OMITTED] PLOT POINTS FOLLOW:

            JohnsonFamily          S&P 500      Russell 1000
         Large Cap Value Fund       Index        Value Index
3/31/98       $10,000              $10,000        $10,000
    '98         9,614               10,060          9,569
    '99        10,223               12,642         11,151
    '00        10,462               13,412         11,767
    '01        10,297               10,072         10,371
    '02         8,892                8,550          9,332
    '03        11,109               10,329         11,467
    '04        12,805               11,302         13,239
    '05        14,188               12,287         14,809
    '06        16,985               14,295         17,987

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
   The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.





2   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2006
LARGE CAP VALUE FUND (CONCLUDED)



PERFORMANCE ANALYSIS
Performance in the Fund for the 2006 fiscal year modestly trailed that of the Russell 1000 Value Index. Positive performance contribution came primarily from three sectors: technology, insurance and transportation. The Fund's technology sector benefited from its holdings in Sony (+40%), Symantec (+27%) and Cisco Systems (+21%). All three securities were sold during the fiscal year. Positive performance in the insurance sector is attributable to strength from Nationwide Financial (+26%) and St. Paul Travelers (+14%). Nationwide is experiencing strong growth in its Retirement Plans unit and shares of St. Paul Travelers rallied on a benign hurricane season following a disastrous year in 2005. Transportation gains were driven by the Fund's sole holding of CSX, a major East Coast railroad. The shares have rocketed 56% during the Fund's fiscal year as investors have applauded the company's strong volume and pricing gains. Other strong contributors to performance include: Lockheed Martin (+44%), Marathon Oil (+44%) and AT&T (+44%).


Performance was negatively impacted by relative weakness in healthcare and chemicals. The Fund acquired shares of Boston Scientific prior to its entry into a bidding war with Johnson & Johnson for Guidant. We were dismayed by management's willingness to overpay for a weak business in light of their specific problems. The shares were sold in the Fund at a 20% loss and have continued to slide since, falling another 22% through October 31, 2006. The Fund's sole chemical holding, Dow Chemical, declined 11% during the Fund's 2006 fiscal year following a material earnings miss during their second quarter.


The Fund remains positioned for below normal equity performance, focusing on restructuring stories such as International Paper and Sara Lee, turnaround opportunities in The Gap and Morgan Stanley and attractive dividend payers such as Citigroup, Unilever and Vodafone. Should the market prove to be stronger than expected, the Fund should benefit from its many "broken growth" holdings such as Fortune Brands, Checkpoint Software, Gannett and Computer Sciences. The Fund's valuation characteristics are attractive relative to the benchmark, trading at a discount on earnings, cash flow and book value.





                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 3

PORTFOLIO COMMENTARIES  OCTOBER 31, 2006
SMALL CAP VALUE FUND

The JohnsonFamily Small Cap Value Fund's (the "Fund") return for the 12 months ending October 31, 2006, was 22.19% slightly underperforming the Russell 2000 Value Index return of 22.90% andoutperforming Russell 2000 Index return of 20.03%.

PERFORMANCE ANALYSIS
Small cap stocks performed much better than we expected during the Fund's fiscal year 2006 on solid global growth, stronger corporate earnings and rising expectations of a soft economic landing. In addition, private equity funds, which have raised a substantial amount of cash the past few years, pushed the M&A market higher looking for attractive values to put money to work. Also, activist shareholders and hedge funds leveraged their positions to force underperforming companies to increase shareholder wealth through restructurings and allocating cash back to shareholders. The Fund benefited from having these valued buyers in the marketplace and was rewarded by having thirteen of its holdings acquired at nice premiums. With continued strong domestic and global growth the small cap market once again saw strength in the cyclical sectors with metals (+60%), chemicals (+40%), capital goods (+35%), and industrials (+35%) leading the way. Demand from private equity and continued low long-term bonds rates made real


--------------------------------------------------------------------------------

     AVERAGE ANNUAL TOTAL RETURN
     FOR THE PERIODS ENDED OCTOBER 31, 2006
     ONE YEAR  5 YEAR  SINCE INCEPTION*
     -----------------------------------
      22.19%   12.17%        8.84%

     RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

    [GRAPH OMITTED] PLOT POINTS FOLLOW:

             JohnsonFamily       Russell 2000   Russell 2000
         Small Cap Value Fund    Value Index        Index
3/31/98       $10,000              $10,000        $10,000
    '98         8,220                8,151          7,923
    '99         8,357                8,209          9,101
    '00         9,297                9,630         10,685
    '01        11,653               10,472          9,328
    '02        10,477               10,207          8,249
    '03        14,563               14,320         11,826
    '04        15,838               16,896         13,213
    '05        16,934               19,099         14,809
    '06        20,692               23,473         17,768

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
   The Russell 2000(R) Index is a popular measure of the stock performance of small companies comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


4   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2006
SMALL CAP VALUE FUND (CONTINUED)

estate investment trusts attractive in the market's eye, returning in excess of 30%. It was a diverse group in the underperforming ranks including building (-2%), banking (+10%), and consumer durables (+10%).


The Fund experienced strong performance on a relative basis in technology, consumer staples, insurance, and energy. Technology was by far the strongest sector both on an absolute and relative basis with the Fund's holdings returning 63% versus the benchmark's technology sector up 27%. The Fund had three technology holdings acquired during the fiscal year including Advanced Digital Information (+42%), Filenet (+34%), and Verity (+32%). Another strong performer in technology, Adaptec (+45%), had a new management team take control and sell non-core business lines and focus on next-generation storage technology. The shift improved profitability and raised a substantial amount of cash to enhance an already impressive balance sheet. RSA Security (+44%) was another strong performer in technology. The company is in the information security industry and was in the beginning of a replacement cycle for their security tokens used to access computers, websites, and databases by businesses and consumers.


In consumer staples the Fund benefited from two companies being acquired and one company acting as the acquirer. Following a reduction in earnings guidance, Yankee Candle announced it was considering strategic alternatives for the company. Three months later the company agreed to be taken private at $34.75 per share, a premium of 60% from where the stock traded after the reduced guidance. Premium Standard, a fully integrated pork producer and processor, was acquired by large rival Smithfield Foods for a premium of over 20% from the previous trading range. Prior to the offer Premium Standard was trading at a discount to its protein peers, experiencing strong growth in exports and expanding capacity for future growth. We held Chattem for less than a month but in that time received a return of close to 30%. Chattem used its strong balance sheet to acquire five leading consumer and over-the-counter brands from Johnson &
Johnson. The acquisition will be accretive to earnings and provide excellent long-term growth opportunities. We sold on the positive news as the valuation was revised upward and we decided there was better value elsewhere.


The insurance sector contributed nicely to relative performance, up 43% versus 11% for the benchmark. Our top performers were EMC Insurance (+60%) and American Equity (+19%). EMC benefited from a strong pricing environment in the commercial property and casualty market. Consistent underwriting performance limited losses and contributed to an upward revision in valuation. American Equity, a pure play in the equity indexed annuity market, benefited from a strong stock market allowing them to capture more of the market's appreciation.


In energy, the Fund benefited from two service companies that were well positioned to benefit from solid global economic growth. As demand for natural gas has remained strong, Universal Compression's (+47%) compressors and related services have remained in high demand. Rising capital expenditures in the oil and gas industry have kept demand for Seacor's (+26%) offshore marine vessels and day rates high.


                                             JOHNSONFAMILY FUNDS ANNUAL REPORT 5

PORTFOLIO COMMENTARIES  OCTOBER 31, 2006
SMALL CAP VALUE FUND (CONCLUDED)

Negative contributing sectors for the Fund once again were the heavy cyclical sectors including capital goods, metals and paper. Wabash pressured capital goods as the company suffered through production issues and a slowdown in orders as trucking companies focused their purchasing decisions on trucks before the new emissions standard take effect in 2007. The metals sector was solid on strong global expansion but hurt the Fund on a relative basis. While we had good performance out of NN, Inc. (+23%), the value-added processor lagged behind the pure play metal companies. In the paper sector our holding of Chesapeake was down over 30% as the company battled excess industry capacity and weak demand. The Fund sold its holding as we felt the dividend was in jeopardy as cash flow declined.

As of October 31, 2006, the Fund's holdings are attractively valued relative to the Russell 2000 Value Index. While we do feel valuations are becoming stretched in the small cap value market we continue to feel we can add value through bottom-up stock selection, and by taking advantage of mispriced securities in the marketplace. A couple of securities at the top of our list include Angiotech Pharmaceuticals, YRC Worldwide, Media General, and DSP Group. As a whole we remain cautious moving forward as we are unsure how the declining housing market will impact the economy.





6  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2006
INTERNATIONAL VALUE FUND

For the year ended October 31, 2006, the JohnsonFamily International Value Fund (the "Fund") returned 24.57%, underperforming the MSCI World ex-USA Value Index total return of 30.55%, and the benchmark MSCI World ex-USA Index total return of 27.46%.

International markets surged in Fiscal Year 2006, supported by buoyant liquidity and in spite of the likelihood of slowing earnings growth. Strong market momentum in November and December carried over into the new year, taking the MSCI World ex-USA Index to an all-time high in May. Correction then set in as investors grew concerned about the slowing global economy, rising interest rates, and the tricky task central banks faced in seeking to ward off inflation without triggering a recession. The benchmark dropped 15% by the middle of June. Investors soon regained their enthusiasm when the US Fed indicated that rate rises would pause, and within a few months were speculating whether the next move would be downward. By the end of October, the benchmark regained the May high.

Not all markets performed equally well, however. European markets were exceptionally strong, up over 30%, driven by a surge in M&A activity, robust earnings, and demand for European currencies, which enhanced returns by 5-8%. The UK market was strong after a relatively sluggish 2005 as the housing mar-

--------------------------------------------------------------------------------

     AVERAGE ANNUAL TOTAL RETURN
     FOR THE PERIODS ENDED OCTOBER 31, 2006
     ONE YEAR  5 YEAR  SINCE INCEPTION*
     -----------------------------------
      24.57%   16.45%        8.29%

     RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

     [GRAPH OMITTED] PLOT POINTS FOLLOW:

                                      Morgan Stanley          Morgan Stanley
                                   Capital International  Capital International
             JohnsonFamily            World ex-USA            World ex-USA
          International Value Fund        Index               Value Index
3/31/98         $10,000                  $10,000                $10,000
    '98           8,969                    9,491                  9,305
    '99          10,570                   11,720                 11,608
    '00          11,326                   11,551                 11,823
    '01           9,250                    8,623                  9,644
    '02           8,783                    7,503                  8,229
    '03          11,425                    9,616                 11,016
    '04          13,692                   11,467                 13,645
    '05          15,897                   13,586                 16,215
    '06          19,803                   17,316                 21,169

--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The Morgan Stanley Capital International (MSCI) World ex-USA Value Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
   The MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
   Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT  7

PORTFOLIO COMMENTARIES OCTOBER 31, 2006
INTERNATIONAL VALUE FUND (CONTINUED)

ket regained strength and house prices began rising again, particularly in the capital. London housing prices are soaring on demand from foreigners as well as a resumption of speculation in anticipation of enormous City bonuses in January. Japan's TOPIX managed 12.64% in the year ended October, all of which came in the first two months of the fiscal year. The market has been volatile but is basically unchanged since the end of December. The yen is slightly lower for the fiscal year, and appears to be significantly undervalued given the resurgence of the economy and the massive trade surplus. Economic recovery and signs of the end of deflation prompted the Bank of Japan to end its five-year "quantitative easing" policy early in the calendar year, and in July it ended its zero interest rate policy as well, raising the target rate to 0.25%. These moves dampened market sentiment, and when the economy hit a soft patch in the second quarter, investors became seriously concerned that the moves were premature.

In December we reduced our exposure to the Japanese market, which had a phenomenal run in the final months of the calendar year, moving from a small overweight to a small underweight. The Fund remains overweighted in Asia Pacific and underweighted in the UK and continental Europe. Emerging market exposure is limited. By sector, the Fund remains modestly overweighted in services and industrials and underweighted in materials and financials.

PERFORMANCE ANALYSIS
The Fund gained 24.57% for the year, lagging the benchmark return of 27.46%. The underperformance is largely due to portfolio structure, as the stock selection effect was positive. We sold a number of holdings which had done very well in the financials and resources sectors, resulting in an underweight position in the sectors which continued to surge. Holding a small amount of cash in the portfolio resulted in a cash drag of 90 basis points. Our worst-performing sector was services. Not only is the Fund overweighted in the sector, but our holdings significantly underperformed. A number of our services names are Japanese holdings, and this was one of the sectors in Japan that was the most beat up in Fiscal Year 2006. Outside of Japan, the Fund holds a few newspaper companies, which continue to be out of favor. On a more positive note, our holdings outperformed in a number of areas, including energy, banking, telecommunications and health care. By design the Fund has been slightly underweighted in energy, but holds several "high-beta" names. One of these is China's largest refiner, Sinopec, which gained 77% for the year after China signaled that it would move towards market prices for domestic gasoline. The previously controlled prices had severely crimped refining margins. European banks performed very well in 2006 as the economic revival continued to take hold in the region. M&A activity has been a driving force, corporate and investment banking has been solid, and retail banking has been surprisingly strong. Both BNP Paribas and Societe Generale gained over 50%. In health care, Fresenius Medical Care, which provides kidney dialysis treatment and manufactures dialysis equipment, gained 50% as its acquisition of Renal Care enabled the company to increase market share and improve margins. Outperformance in telecommunications was due to China Mobile, the world's largest mobile company by number of subscribers, which gained 86%.




8  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2006
INTERNATIONAL VALUE FUND (CONCLUDED)

INVESTMENT IDEAS
We see some compelling values in international markets that we believe will generate strong positive returns in fiscal 2007.

Sanofi-Aventis is a French pharmaceutical group engaged in the research, development, manufacture and marketing of healthcare products. The Company's business includes pharmaceuticals and human vaccines. In pharmaceuticals, Sanofi-Aventis specializes in six therapeutic areas: cardiovascular, thrombosis, metabolic disorders, oncology, central nervous system (CNS) and internal medicine. In the human vaccines activity, the Company offers vaccines in six areas: pediatric combination vaccines, influenza vaccines, polio vaccines, adult and adolescent booster vaccines, meningitis vaccines and travel vaccines. Sanofi-Aventis, like many of its peers, will see a number of drugs go off-patent during the next few years. Sanofi's drug pipeline looks to be well-positioned and should help to offset patent-related declines. In addition, the vaccine business provides further revenue diversification, and should be a growth driver. Sanofi is well-positioned to increase its market share in the developing markets. Financial flexibility, profitability, and cash flow are solid. Valuation is attractive, as is the dividend payout.

BASF, based in Germany, is the leading global chemical company. BASF is well-diversified across product segments, and their "active", return based, portfolio management approach makes them less susceptible to cyclicality and oil price fluctuations. BASF's geographic diversification is solid as well, and they are well-positioned to capitalize on the growth of developing markets. BASF's size and structure allows them to be one of the most efficient companies in a fiercely competitive industry, resulting in higher margins than most peers. BASF has good financial flexibility and generates solid cash flow. Shareholders have been rewarded with meaningful share buy-backs and consistent dividend increases. While the chemical industry has been buoyed by solid global growth the past few years, higher raw materials prices have weighed somewhat on results. To counter this, price increases across many segments continue, though they may be limited. BASF's results have been boosted a good deal by the Oil & Gas segment (E&P and Gas Distribution & Trading), which has benefited from firm energy prices. BASF trades at a discount to pure-play chemical peers, as the volatile Oil & Gas segment appears to be a drag on valuation (perhaps undeservedly so), and the well-diversified product portfolio makes the Company a more defensive holding in a mostly cyclical industry.

MARKET OUTLOOK
Sustained recovery in Japan, strong growth in Asia Pacific, and the positive changes occurring in an enlarged EU constitute a strong case for continued outperformance of international equities. The fact that international stocks are more attractively valued, and have underperformed US stocks for most of the past fifteen years, underline that case. However, we believe that returns will be more muted in the future, with greater focus on earnings stability. Attention to valuation and quality of earnings will likely be rewarded in this environment. We believe that we are positioned well for a period of more modest returns.


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT  9

PORTFOLIO COMMENTARIES  OCTOBER 31, 2006
INTERMEDIATE FIXED INCOME FUND

The Johnson Family Intermediate Fixed Income Fund's (the "Fund") gross return for 12 months ending October 31, 2006, was 4.10%, slightly underperforming the Morningstar Intermediate-Term Bond Fund Category Index of 4.80%, and the benchmark Lehman Brothers Intermediate Government/Credit Bond Index (LBGCI) which returned 4.67%.

PERFORMANCE ANALYSIS
At the beginning of the 12 month period, the threat of rising interest rates loomed, inflation pressures remained acknowledged, and economic statistics remained strong. Thus, in an effort to preserve market value, the Fund's duration and maturity were structured conservatively. Until June 2006, fixed income market performance was relatively flat (and at times negative) due to rising interest rates. During that period, the 2-year benchmark treasury yield increased by 95 basis points (bps), reaching 5.15%, the 10-year benchmark increased 57 bps to 5.16%, and the long bond increased 49 bps to 5.19%. The Fund's conservative

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2006
 ONE YEAR  5 YEAR  SINCE INCEPTION*
---------------------------------------
   4.10%    3.19%        4.50%

 RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[GRAPH OMITTED] PLOT POINTS FOLLOW:

               JohnsonFamily        Lehman Brothers        MorningStar (R)
               Intermediate          Intermediate          Intermediate-
               Fixed Income         Government/Credit      Term Bond Fund
                   Fund               Bond Index           Category Index

3/31/98          $10,000                 $10,000             $10,000
'98               10,590                  10,634              10,475
'99               10,351                  10,740              10,463
'00               10,930                  11,433              11,064
'01               12,469                  13,063              12,509
'02               12,814                  13,835              12,941
'03               13,564                  14,586              13,729
'04               13,969                  15,217              14,408
'05               14,012                  15,259              14,531
'06               14,586                  15,970              15,214
*ANNUALIZED

--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Lehman Intermediate Government/Credit Bond Index sectors are Industrial, Finance, Utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
   The Morningstar(R) Intermediate-Term Bond Fund Category Index is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.


10  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES  OCTOBER 31, 2006
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)

duration structure over this time frame helped weather the market's interest rate volatility and the price declines resulting from higher rates.

At the end of June, interest rates hit their near-term peak as the Federal Open Market Committee (FOMC) left the Fed Funds target rate, the overnight lending rate for banks, unchanged at 5.25%. The Fed's decision was based on the view that slower economic growth would ease overall inflationary pressures. Although some key economic statistics remained mixed, performance in the fixed income markets improved, as the market anticipated that the Fed might be at the point where it would start reducing the target rate. In turn, the 2-year benchmark treasury rate declined by 40 bps, the 10-year by 56 bps, and the long bond by 48 bps. This decline across the maturity spectrum created an inverted yield curve between the 2 and 10-year securities, meaning that short-term yields are now greater than longer-term yields. Since June 30th, the average yield difference between these benchmark treasuries has been -7 bps. Although a yield curve inversion can be a leading indicator of a recessionary environment, the present rate structure is not predictive of anything. Essentially, there is an excess of global liquidity which is stimulating the demand for Treasuries. This liquidity, combined with the market being convinced that the current Fed regime will be able to contain inflation, has collectively reduced yield levels. Although the tone of the FOMC has remained "hawkish", or more along the lines of increasing interest rates, the target Fed Funds rate has remained unchanged.

As these changes were taking shape in the marketplace, we repositioned the Fund's duration to a more "neutral" position in regards to the Lehman Brothers Intermediate Government/Credit Bond Index (LBGCI) benchmark. In September, we reduced our corporate bond exposure and increased our government agencies exposure. This change allowed us to garner more capital appreciation in a falling rate environment by increasing duration from 3.1 to 3.5 years and to improve the overall credit quality of the Fund. Furthermore, agencies have been a strong sector throughout 2006. These modifications allowed the Fund to participate fully in the market's rally.

MARKET OUTLOOK
In 2007, caution and addressing potential event risk will be the key to achieving excess positive return to the benchmark. Until further data clarifies the situation, we believe that near-term yields will trade in a fairly narrow range, while the statistics for the various economic and inflation measures remain mixed. We believe that the FOMC will not begin to lower interest rates until there is a clear and confirmed reduction in core inflation. This will likely occur in the second or third quarter of 2007, and may provide potential return, as the interest rate environment softens to an equilibrium. Generally we believe that fixed income securities in 2007 will provide their coupon rate of return, plus the potential for some modest appreciation in the latter part of the year. Opportunities to add incremental return through sector rotation and inefficiencies in individual security pricing should continue to be present next year. We should be able to garner positive results from actively managing the portfolio to take advantage of these specific situations.





                                           JOHNSONFAMILY FUNDS ANNUAL REPORT  11

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2006
LARGE CAP VALUE FUND



--------------------------------------------------------------------------------

[BAR CHART OMITTED] PLOT POINTS FOLLOW:
SECTOR WEIGHTINGS (UNAUDITED)+:
32.6%  Financials
12.1%  Energy
10.1%  Consumer Discretionary
 8.6%  Health Care
 8.6%  Industrials
 5.8%  Short-Term Investments
 5.5%  Utilities
 5.5%  Information Technology
 4.0%  Telecommunication Services
 3.7%  Consumer Staples
 3.5%  Materials
+ Percentages are based on total investments.

   NUMBER
 OF SHARES                                                 VALUE

--------------------------------------------------------------------------------

              COMMON STOCK - 94.14%
              AEROSPACE & DEFENSE - 2.27%
     36,530   Lockheed Martin Corp.                     $  3,175,553
                                                        ------------
              BANKS - 11.06%
     47,941   Bank of America Corp.                        2,582,582
     72,015   National City Corp.                          2,682,559
     64,210   Regions Financial Corp.                      2,436,770
     32,275   SunTrust Banks, Inc.                         2,549,402
     87,975   TD Banknorth, Inc.                           2,602,300
     47,025   Wachovia Corp.                               2,609,887
                                                        ------------
                                                          15,463,500
                                                        ------------
              BASIC - CHEMICAL - 1.94%
     66,370   Dow Chemical Co.                             2,707,232
                                                        ------------
              BASIC - PAPER - 1.57%
     65,935   International Paper Co.                      2,198,932
                                                        ------------
              CONSUMER PRODUCTS - 2.17%
     34,495   Fortune Brands                               2,654,390
     16,116   Hanesbrands, Inc.*                             380,338
                                                        ------------
                                                           3,034,728
                                                        ------------
              CONSUMER STAPLES - 3.70%
    158,935   Sara Lee Corp.                               2,717,788
    101,463   Unilever PLC ADR                             2,463,522
                                                        ------------
                                                           5,181,310
                                                        ------------
              DIVERSIFIED MANUFACTURING - 3.89%
     37,725   Eaton Corp.                                  2,732,422
     77,000   General Electric Co.                         2,703,470
                                                        ------------
                                                           5,435,892
                                                        ------------
              ELECTRICAL SERVICES - 2.10%
     70,945   American Electric Power                      2,939,251
                                                        ------------

   NUMBER
 OF SHARES                                                 VALUE

--------------------------------------------------------------------------------

              ENERGY - 12.12%
     62,495   Anadarko Petroleum Corp.                  $  2,901,018
     41,310   Apache Corp.                                 2,698,369
     42,090   Chevron Corp.                                2,828,448
     45,915   ConocoPhillips                               2,765,920
     39,625   Exxon Mobil Corp.                            2,830,017
     33,760   Marathon Oil Corp.                           2,916,864
                                                        ------------
                                                          16,940,636
                                                        ------------
              ENTERTAINMENT - 2.14%
    149,570   Time Warner, Inc.                            2,992,896
                                                        ------------
              FINANCIAL - 10.20%
     15,635   Bear Stearns Cos., Inc.                      2,366,357
     56,050   CIT Group, Inc.                              2,917,403
     65,115   Citigroup, Inc.                              3,266,169
     56,310   JPMorgan Chase & Co.                         2,671,346
     39,735   Morgan Stanley                               3,036,946
                                                        ------------
                                                          14,258,221
                                                        ------------
              HEALTH CARE - 3.50%
     89,475   Pfizer, Inc.                                 2,384,509
     49,325   Wyeth                                        2,517,054
                                                        ------------
                                                           4,901,563
                                                        ------------
              HOTELS & LODGING - 1.51%
     71,651   Wyndham Worldwide Corp.                      2,113,704
                                                        ------------
              INSURANCE - 7.62%
     40,650   MBIA, Inc.                                   2,521,113
     50,870   Nationwide Financial Services,
              Class A                                      2,590,301
    119,040   Old Republic International Corp.             2,681,971
     55,810   St. Paul Travelers Cos., Inc.                2,853,565
                                                        ------------
                                                          10,646,950
                                                        ------------
              MEDICAL PRODUCTS & SERVICES - 5.12%
     43,030   Abbott Laboratories                          2,044,355
     46,435   Glaxosmithkline ADR                          2,472,664
     39,225   Johnson & Johnson                            2,643,765
                                                        ------------
                                                           7,160,784
                                                        ------------
              MISCELLANEOUS BUSINESS SERVICES - 1.93%
     14,145   Avis Budget Group Inc.                         279,930
     93,608   Realogy Corp.*                               2,413,214
                                                        ------------
                                                           2,693,144
                                                        ------------



12  JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS  OCTOBER 31, 2006
LARGE CAP VALUE FUND (CONCLUDED)


   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              PRINTING & PUBLISHING - 1.96%
     46,350   Gannett Co., Inc.                         $  2,741,139
                                                        ------------
              PROFESSIONAL SERVICES - 2.01%
     53,075   Computer Sciences Corp.*                     2,805,014
                                                        ------------
              RAILROADS - 2.28%
     89,270   CSX Corp.                                    3,184,261
                                                        ------------
              REAL ESTATE INVESTMENT TRUSTS - 1.96%
     68,245   Duke Realty Corp.                            2,733,895
                                                        ------------
              RETAIL - 2.24%
    149,220   Gap, Inc.                                    3,136,604
                                                        ------------
              TECHNOLOGY - 3.48%
    117,575   Check Point Software
              Technologies*                                2,436,154
    122,320   Symantec Corp.*                              2,426,829
                                                        ------------
                                                           4,862,983
                                                        ------------
              TELEPHONES & TELECOMMUNICATIONS - 4.00%
     68,880   Verizon Communications, Inc.                 2,548,560
    117,530   Vodafone Airtouch Group ADR                  3,038,150
                                                        ------------
                                                           5,586,710
                                                        ------------
              UTILITIES - 3.37%
    105,690   NiSource, Inc.                               2,459,406
     56,490   SCANA Corp.                                  2,257,341
                                                        ------------
                                                           4,716,747
                                                        ------------
              TOTAL COMMON STOCK
              (cost $109,492,334)                        131,611,649
                                                        ------------

   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 5.83%
  5,932,547   SSGA Money Market Fund, 4.98%**           $  5,932,547
  2,210,502   SSGA U.S. Government Money Market Fund,
              4.91%**                                      2,210,502
                                                        ------------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $8,143,049)                            8,143,049
                                                        ------------
              TOTAL INVESTMENTS - 99.97%
              (Cost $117,635,383)                       $139,754,698
                                                        ============


             PERCENTAGES ARE BASED ON NET ASSETS OF
             $139,798,775.
              * NON-INCOME PRODUCING SECURITY.
             ** RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2006. ADR -- AMERICAN DEPOSITARY RECEIPT
             PLC -- PUBLIC LIMITED COMPANY
             SSGA -- STATE STREET GLOBAL ADVISERS


             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
             FINANCIAL STATEMENTS.





                                           JOHNSONFAMILY FUNDS ANNUAL REPORT  13

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
SMALL CAP VALUE FUND



--------------------------------------------------------------------------------
[Bar Chart Omitted] Plot points follow:

SECTOR WEIGHTINGS (UNAUDITED)+:
33.5%  Financials
14.7%  Consumer Discretionary
13.2%  Industrials
10.8%  Information Technology
 7.9%  Health Care
 5.0%  Utilities
 4.9%  Energy
 4.6%  Consumer Staples
 2.9%  Materials
 2.5%  Short-Term Investments
+ Percentages are based on total investments.

   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              COMMON STOCK - 97.63%
              BANKS - 14.86%
     19,880   Amcore Financial, Inc.                     $   622,443
     20,491   Chemical Financial Corp.                       612,886
     21,280   Chittenden Corp.                               627,547
     19,740   Columbia Banking System, Inc.                  625,363
     16,630   Community Trust Bancorp, Inc.                  638,259
     18,295   Independent Bank Corp.                         612,700
     33,079   Old National Bancorp                           627,839
     16,305   Provident Bankshares Corp.                     589,263
     23,160   South Financial Group, Inc.                    614,435
     25,950   Susquehanna Bancshares, Inc.                   648,490
                                                         -----------
                                                           6,219,225
                                                         -----------
              BASIC - CHEMICAL - 1.29%
     31,185   Olin Corp.                                     539,501
                                                         -----------
              CONSUMER PRODUCTS - 1.80%
     22,235   Yankee Candle Co., Inc.                        752,655
                                                         -----------
              CONSUMER STAPLES - 1.63%
     57,865   Prestige Brands Holdings, Inc.*                682,807
                                                         -----------
              CONTAINERS & PACKAGING - 1.60%
     16,225   Silgan Holdings, Inc.                          671,228
                                                         -----------
              COSMETICS & TOILETRIES - 1.46%
     35,015   Elizabeth Arden, Inc.*                         610,662
                                                         -----------
              DIVERSIFIED MANUFACTURING - 1.25%
     47,935   Blount International, Inc.*                    524,888
                                                         -----------
              ENERGY - 4.89%
     45,725   Callon Petroleum Co.*                          703,250
      7,790   SEACOR Holdings, Inc.*                         697,049
     13,805   Swift Energy Co.*                              644,970
                                                         -----------
                                                           2,045,269
                                                         -----------

   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              ENTERTAINMENT - 1.17%
     52,215   Multimedia Games, Inc.*                    $   490,299
                                                         -----------
              FINANCIAL - 3.16%
     15,985   Gamco Investors, Inc., Class A                 633,006
     38,530   MCG Capital Corp.                              690,458
                                                         -----------
                                                           1,323,464
                                                         -----------
              HEALTH CARE - 4.99%
     67,370   Angiotech Pharmaceuticals, Inc.*               640,015
     33,055   Apria Healthcare Group, Inc.*                  769,851
     23,070   PRA International*                             680,565
                                                         -----------
                                                           2,090,431
                                                         -----------
              INDUSTRIAL - 1.40%
     24,525   EDO Corp.                                      586,393
                                                         -----------
              INSURANCE - 4.67%
     33,855   Horace Mann Educators Corp.                    681,839
     27,190   Presidential Life Corp.                        641,684
     16,980   Stewart Information Services Corp.             629,279
                                                         -----------
                                                           1,952,802
                                                         -----------
              LEASING & RENTAL - 1.44%
     25,545   United Rentals, Inc.*                          605,161
                                                         -----------
              MACHINERY - 1.29%
     16,105   Albany International Corp., Class A            541,289
                                                         -----------
              MEDICAL PRODUCTS & SERVICES - 2.95%
     17,110   Lifepoint Hospitals, Inc.*                     607,405
     14,120   Orthofix International*                        628,905
                                                         -----------
                                                           1,236,310
                                                         -----------
              MISCELLANEOUS BUSINESS SERVICES - 1.60%
     17,545   G&K Services, Inc., Class A                    668,640
                                                         -----------
              MISCELLANEOUS CONSUMER SERVICES - 1.56%
     17,365   Regis Corp.                                    652,056
                                                         -----------
              PRINTING & PUBLISHING - 6.31%
     38,120   Belo Corp., Class A                            667,862
     33,650   Ennis, Inc.                                    772,940
     52,360   Journal Communications, Inc., Class A          612,612
     15,845   Media General, Inc., Class A                   587,850
                                                         -----------
                                                           2,641,264
                                                         -----------


14  JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
SMALL CAP VALUE FUND (CONCLUDED)



   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              RAILROADS - 1.45%
     16,140   Greenbrier Cos., Inc.                      $   605,250
                                                         -----------
              REAL ESTATE INVESTMENT TRUSTS - 10.90%
     14,815   First Industrial Realty Trust, Inc.            681,046
     15,410   Healthcare Realty Trust, Inc.                  624,105
     10,875   Home Properties, Inc.                          686,974
     51,530   HRPT Properties Trust                          613,207
     12,770   Parkway Properties, Inc.                       630,072
     29,460   Strategic Hotels & Resorts                     626,614
     36,635   Urstadt Biddle Properties, Inc., Class A       700,827
                                                         -----------
                                                           4,562,845
                                                         -----------
              RETAIL - 7.27%
     25,405   Applebees International, Inc.                  579,742
     29,370   Borders Group, Inc.                            604,728
     17,595   Buckle, Inc.                                   696,410
     41,000   Finish Line, Class A                           531,360
     11,565   Pantry, Inc.*                                  631,218
                                                         -----------
                                                           3,043,458
                                                         -----------
              TECHNOLOGY - 9.32%
     41,160   Actel Corp.*                                   674,613
     25,060   DSP Group, Inc.*                               544,303
     32,880   Emulex Corp.*                                  618,144
     24,405   SPSS, Inc.*                                    675,286
     25,465   Sybase, Inc.*                                  620,073
     47,185   Vignette Corp.*                                769,116
                                                         -----------
                                                           3,901,535
                                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 1.45%
     29,435   Inter-Tel, Inc.                                609,010
                                                         -----------
              TRANSPORTATION - 2.89%
     45,405   Wabash National Corp.                          637,032
     14,780   YRC Worldwide, Inc.*                           572,577
                                                         -----------
                                                           1,209,609
                                                         -----------
              UTILITIES - 5.03%
     27,755   Puget Energy, Inc.                             662,789
     21,355   Southwest Gas Corp.                            766,218
     12,695   WPS Resources Corp.                            675,501
                                                         -----------
                                                           2,104,508
                                                         -----------
              TOTAL COMMON STOCK
              (cost $38,662,656)                          40,870,559
                                                         -----------

   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 2.54%
  1,003,240   SSGA Money Market Fund, 4.98%**            $ 1,003,240
     62,414   SSGA U.S. Government Money Market Fund,
                4.91%**                                       62,414
                                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,065,654)                            1,065,654
                                                         -----------
              TOTAL INVESTMENTS - 100.17%
              (Cost $39,728,310)                         $41,936,213
                                                         ===========
              PERCENTAGES ARE BASED ON NET ASSETS OF $41,863,649.
              *  NON-INCOME PRODUCING SECURITY.
              ** RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2006.
              SSGA -- STATE STREET GLOBAL ADVISERS


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
              FINANCIAL STATEMENTS.




                                           JOHNSONFAMILY FUNDS ANNUAL REPORT  15

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
INTERNATIONAL VALUE FUND



-------------------------------------------------------------------------------

[Bar Chart Omitted] Plot points follow:

SECTOR WEIGHTINGS (UNAUDITED)+:
27.1%  Financials
15.8%  Consumer Discretionary
11.8%  Industrials
 8.2%  Consumer Staples
 7.8%  Energy
 7.2%  Materials
 6.6%  Health Care
 5.5%  Utilities
 5.3%  Telecommunication Services
 3.0%  Information Technology
 1.7%  Short-Term Investments
+ Percentages are based on total investments.

   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              FOREIGN STOCKS - 96.89%
              AUSTRALIA - 5.81%
    170,000   Amcor Ltd.                                 $   910,357
     35,000   Australia & New Zealand Banking Group Ltd.     786,541
    180,000   Fosters Group Ltd.                             898,440
    420,000   Investa Property Group                         780,041
     30,200   National Australia Bank Ltd.                   892,277
    255,000   Qantas Airways Ltd.                            836,687
     78,000   Santos Ltd.                                    639,215
                                                          ----------
                                                           5,743,558
                                                          ----------
              AUSTRIA - 3.21%
      9,500   Flughafen Wien AG                              851,809
      4,500   Mayr-Melnhof Karton AG*                        830,066
     11,200   OMV AG*                                        608,832
     17,000   Wienerberger AG                                883,762
                                                         -----------
                                                           3,174,469
                                                         -----------
              BELGIUM - 2.35%
     31,000   AGFA-Gevaert                                   782,241
     30,000   Dexia*                                         810,231
     17,500   Fortis                                         734,192
                                                         -----------
                                                           2,326,664
                                                         -----------
              CANADA - 4.73%
     18,300   Alcan, Inc.                                    860,245
     28,000   Biovail Corp.                                  431,077
     19,000   Biovail Corp.                                  293,930
     12,200   Husky Energy, Inc.                             778,744
     10,300   Magna International, Inc., Class A             772,741
     16,400   Royal Bank of Canada                           728,921
     14,000   Toronto-Dominion Bank                          813,423
                                                         -----------
                                                           4,679,081
                                                         -----------
              DENMARK - 0.89%
     21,000   Danske Bank A/S                                881,069
                                                         -----------

   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              FINLAND - 3.21%
     17,500   Cargotec Corp., B Shares                   $   796,287
     40,500   Nokia Oyj*                                     803,818
     53,000   Stora Enso Oyj, R Shares*                      857,763
     26,000   Tietoenator Oyj*                               720,784
                                                         -----------
                                                           3,178,652
                                                         -----------
              FRANCE - 6.95%
        233   Arkema*                                         11,375
      5,600   Assurances Generales de France                 786,236
      7,100   BNP Paribas                                    780,703
     12,000   Carrefour SA                                   731,199
     11,000   Cie de Saint-Gobain*                           810,806
     12,500   Peugeot SA                                     718,110
      9,000   Sanofi-Aventis                                 765,048
     12,100   Societe BIC SA                                 778,373
      5,200   Societe Generale*                              864,145
      9,348   Total SA                                       632,960
     10,800   Total SA STRIPS*                                   138
                                                         -----------
                                                           6,879,093
                                                         -----------
              GERMANY - 6.18%
      9,000   BASF AG*                                       793,307
     13,400   Celesio AG*                                    690,969
      7,000   Deutsche Bank AG*                              881,031
     44,000   Deutsche Telekom AG*                           761,526
      5,500   E.ON AG*                                       659,876
      6,000   Fresenius Medical Care AG                      800,582
      2,100   Puma AG Rudolf Dassler Sport*                  744,681
      8,700   Siemens AG*                                    782,853
                                                         -----------
                                                           6,114,825
                                                         -----------
              HONG KONG - 7.01%
    284,000   Asia Satellite Telecommunications
              Holdings Ltd.                                  492,786
    230,000   Cheung Kong Infrastructure
              Holdings Ltd.                                  688,795
    112,000   China Mobile Hong Kong Ltd.                    909,791
  1,200,000   China Petroleum & Chemical Corp.,
              Class H                                        832,878
    126,400   CLP Holdings Ltd.                              802,565
    280,000   Hang Lung Group Ltd.                           714,733
     24,800   HSBC Holdings PLC                              467,934
  3,500,000   Oriental Press Group                           598,310
     69,500   Swire Pacific Ltd., Class A                    733,836
    230,000   Yue Yuen Industrial Holdings*                  696,186
                                                         -----------
                                                           6,937,814
                                                         -----------

16  JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
INTERNATIONAL VALUE FUND (CONTINUED)



   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------

              IRELAND - 2.47%
     28,000   Allied Irish Banks PLC                     $   763,006
     40,000   Bank of Ireland                                806,147
    260,000   Independent News & Media PLC*                  872,773
                                                         -----------
                                                           2,441,926
                                                         -----------
              ITALY - 0.67%
    219,881   Telecom Italia SPA*                            666,536
                                                         -----------
              JAPAN - 20.13%
     23,000   Aderans Co. Ltd.                               532,030
     42,000   Belluna Co. Ltd.*                              639,204
     15,000   Canon, Inc.                                    802,783
        100   East Japan Railway Co.                         698,220
     22,000   Fuji Photo Film Co. Ltd.                       814,989
      8,000   Funai Electric Co. Ltd.*                       699,927
    131,000   Hino Motors Ltd.                               646,306
     20,000   Honda Motor Co. Ltd.                           706,756
     28,000   Kao Corp.                                      733,729
     81,000   Kubota Corp.                                   707,294
     30,000   Kyushu Electric Power Co., Inc.                700,354
         56   Mitsubishi UFJ Financial Group, Inc.           702,659
     47,000   Namco Bandai Holdings, Inc.*                   745,790
        155   Nippon Telegraph & Telephone Corp.             779,267
     60,000   Nissan Motor Co. Ltd.                          717,511
     40,000   Nomura Holdings, Inc.                          705,049
     12,000   Sankyo Co. Ltd.                                611,498
     19,700   Sega Sammy Holdings, Inc.                      494,371
     18,000   Sony Corp.                                     745,167
    107,000   Sumitomo Chemical Co. Ltd.                     761,709
    180,000   Taiheiyo Cement Corp.*                         722,120
     11,000   Takeda Pharmaceutical Co. Ltd.                 705,134
     65,000   Tanabe Seiyaku Co. Ltd.                        798,941
     27,400   Tokyo Electric Power Co., Inc.                 795,186
     45,000   Toppan Forms Co. Ltd.                          588,835
     50,000   Toyo Suisan Kaisha Ltd.*                       729,376
     15,000   Toyota Motor Corp.                             887,286
     35,000   Yamaha Corp.                                   746,874
                                                         -----------
                                                          19,918,365
                                                         -----------
              MEXICO - 0.79%
    255,120   Cemex SA de CV*                                781,381
                                                         -----------

   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
              NETHERLANDS - 5.78%
     24,400   ABN AMRO Holding NV*                       $   711,620
     37,880   Aegon NV*                                      696,700
     19,000   CSM*                                           660,349
     18,250   Heineken Holding NV                            713,946
     17,850   ING Groep NV                                   790,797
     20,000   Koninklijke Philips Electronics
                NV, NY Shares                                696,600
     37,000   OCE NV                                         565,286
     25,400   Royal Dutch Shell PLC, A Shares                880,188
                                                         -----------
                                                           5,715,486

              NORWAY - 0.75%
     57,000   DnB NOR ASA                                    745,947
                                                         -----------
              SINGAPORE - 1.73%
     59,000   DBS Group Holdings Ltd.                        772,951
    330,750   Fraser And Neave Ltd.                          943,088
                                                         -----------
                                                           1,716,039
                                                         -----------
              SPAIN - 0.77%
     23,000   Repsol YPF SA*                                 763,261
                                                         -----------

              SWEDEN - 3.58%
     26,000   Electrolux AB, Series B*                       476,154
     23,000   ForeningsSparbanken AB*                        753,248
     28,000   Skandinaviska Enskilda
              Banken AB, Class A*                            783,228
     54,000   SKF AB, B Shares*                              869,291
     10,500   Volvo AB, B Shares                             656,486
                                                         -----------
                                                           3,538,407
                                                         -----------
              SWITZERLAND - 2.36%
      2,200   Nestle SA*                                     751,698
      1,900   Rieter Holding AG                              900,470
      8,300   Swiss Reinsurance                              680,629
                                                         -----------
                                                           2,332,797
                                                         -----------
              UNITED KINGDOM - 17.52%
     40,000   Alliance & Leicester PLC                       852,151
     43,000   Associated British Foods PLC                   682,331
     11,000   AstraZeneca PLC                                649,947
     51,800   Barclays PLC                                   698,972
     58,293   Boots Group PLC                                900,544
    107,000   BP PLC                                       1,189,751
     23,874   GlaxoSmithKline PLC                            637,466
     36,000   HBOS PLC                                       746,338


                                           JOHNSONFAMILY FUNDS ANNUAL REPORT  17

SCHEDULE OF INVESTMENTS OCTOBER 31, 2006
INTERNATIONAL VALUE FUND (CONCLUDED)



   NUMBER
 OF SHARES                                                   VALUE

--------------------------------------------------------------------------------
     42,000   HSBC Holdings PLC                          $   796,231
     54,900   Kelda Group PLC                                906,763
    243,120   Legal & General Group PLC                      670,027
     52,000   Provident Financial PLC                        614,396
     76,000   Prudential PLC                                 931,301
     40,000   Punch Taverns PLC                              785,017
    280,000   Rentokil Initial PLC                           809,048
     24,300   Royal Bank of Scotland Group PLC               865,738
     17,469   Royal Dutch Shell PLC, B Shares*               625,702
     42,000   Shire PLC                                      766,192
     75,000   Trinity Mirror PLC                             701,623
     33,150   Unilever PLC                                   822,554
     64,000   United Utilities PLC                           870,918
    315,000   Vodafone Group PLC                             811,050
                                                         -----------
                                                          17,334,060
                                                         -----------
              TOTAL FOREIGN STOCKS
              (cost $66,317,648)                          95,869,430
                                                         -----------
              FOREIGN PREFERRED STOCK - 1.42%
              BRAZIL - 1.42%
     29,400   Cia Vale do Rio Doce, Class A                  634,479
     38,400   Petroleo Brasileiro SA                         772,310
                                                         -----------
                                                           1,406,789
                                                         -----------
              TOTAL FOREIGN PREFERRED STOCK
              (cost $302,581)                              1,406,789
                                                         -----------
              SHORT-TERM INVESTMENTS - 1.72%
  1,699,660   SSGA Money Market Fund,
              4.98%**                                      1,699,660
      1,724   SSGA U.S. Government
              Money Market Fund, 4.91%**                       1,724
                                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,701,384)                            1,701,384
                                                         -----------
              TOTAL INVESTMENTS - 100.03%
              (Cost $68,321,613)                         $98,977,603
                                                         ===========

--------------------------------------------------------------------------------
              PERCENTAGES ARE BASED ON NET ASSETS OF $98,942,993.
              * NON-INCOME PRODUCING SECURITY.
             ** RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2006. NY -- NEW YORK
             PLC -- PUBLIC LIMITED COMPANY
             SSGA -- STATE STREET GLOBAL ADVISERS
             STRIPS -- SEPARATELY TRADED REGISTERED INTEREST
             AND PRINCIPAL SECURITY


             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
             FINANCIAL STATEMENTS.




18  JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS    OCTOBER 31, 2006
INTERMEDIATE FIXED INCOME FUND


--------------------------------------------------------------------------------
[Bar Chart Omitted] Plot Points Follow:

SECTOR WEIGHTINGS (UNAUDITED)+:
38.0%  U.S. Government Agency Obligations
22.9%  U.S. Treasury Obligations
20.7%  Financials
 6.9%  Industrials
 3.6%  Telecommunication Services
 3.4%  Consumer Discretionary
 1.8%  Consumer Staples
 1.6%  Utilities
 1.1%  Short-Term Investments
+ Percentages are based on total investments.


 Principal
  Amount                                                   Value

--------------------------------------------------------------------------------
              CORPORATE BONDS - 37.54%
              BANKS - 11.86%
 $1,000,000   BankBoston NA Sub Notes
              (Bank of America),
              6.500%, 12/19/07                           $ 1,008,252
  1,000,000   Citigroup, Inc. Global Notes,
              3.500%, 02/01/08                               979,209
  1,000,000   Fleet National Bank Sub Notes
              (Bank of America),
              5.750%, 01/15/09                             1,012,670
  1,000,000   Key Bank NA Oregon Sub Notes
              (KeyCorp),
              7.375%, 09/15/08                             1,041,249
  1,000,000   SouthTrust Bank NA Sub Notes,
              Putable @ 100 on 01/09/08,
              6.125%, 01/09/28                             1,075,239
  1,000,000   US Bank NA Global Notes,
              2.850%, 11/15/06                               999,141
  1,000,000   Wells Fargo & Co. Global Notes,
              3.500%, 04/04/08                               977,593
                                                         -----------
                                                           7,093,353
                                                         -----------

              FINANCIAL - 8.55%
  1,000,000   Bear Stearns Cos., Inc.
              Global Notes,
              7.800%, 08/15/07                             1,018,740
    500,000   Donaldson, Lufkin &
              Jenrette, Inc. Sr. Notes
              (Credit Suisse First Boston),
              6.500%, 04/01/08                               508,770
  1,000,000   Goldman Sachs Group, Inc.
              Global Bonds,
              6.875%, 01/15/11                             1,060,645
  1,000,000   International Lease Finance
              Corp. (American International
              Group), MTN, Series M,
              5.800%, 08/15/07                             1,001,422


 Principal
  Amount                                                   Value

--------------------------------------------------------------------------------
 $1,000,000   Lehman Brothers Holdings, Inc.
              Global Notes,
              8.250%, 06/15/07                           $ 1,017,722
    500,000   Merrill Lynch & Co., Inc.
              Global Notes,
              6.000%, 02/17/09                               508,330
                                                         -----------
                                                           5,115,629
                                                         -----------
              FOOD - 1.63%
  1,000,000   Kraft Foods, Inc. Sub Notes,
              4.000%, 10/01/08                               977,020
                                                         -----------
              INDUSTRIAL - 6.78%
  1,000,000   General Electric Capital Corp,
              Global Notes, MTN, Series A,
              7.375%, 01/19/10                             1,066,456
  2,000,000   General Motors Acceptance
              Corp. Global Notes,
              6.125%, 08/28/07                             1,993,578
  1,000,000   John Deere Capital Corp.
              Global Notes,
              4.500%, 08/22/07                               992,950
                                                         -----------
                                                           4,052,984
                                                         -----------
              RETAIL - 3.43%
  1,000,000   McDonald's Corp. MTN,
              Series F,
              5.350%, 09/15/08                             1,002,970
  1,000,000   Wal-Mart Stores, Inc.
              Global Notes,
              6.875%, 08/10/09                             1,046,400
                                                         -----------
                                                           2,049,370
                                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 3.59%
  1,000,000   AT&T Broadband Global Notes
              (Comcast Corp.),
              8.375%, 03/15/13                             1,142,312
  1,000,000   Verizon Global Funding Corp.
              Global Notes,
              6.125%, 06/15/07                             1,004,586
                                                         -----------
                                                           2,146,898
                                                         -----------
              UTILITIES - 1.70%
  1,000,000   Public Service Electric
              & Gas Notes,
              Putable @ 100 on 05/01/08,
              6.375%, 05/01/23                             1,014,574
                                                         -----------

              TOTAL CORPORATE BONDS
              (cost $22,306,508)                          22,449,828
                                                         -----------
                                           JOHNSONFAMILY FUNDS ANNUAL REPORT  19

SCHEDULE OF INVESTMENTS    OCTOBER 31, 2006
INTERMEDIATE FIXED INCOME FUND (CONTINUED)


 Principal
  Amount                                                   Value

--------------------------------------------------------------------------------
              U.S.  GOVERNMENT  AGENCY
              OBLIGATIONS - 37.48%                       $ 4,000,000
              Fannie Mae,
              5.375%, 11/15/11 $4,090,784
  1,000,000   Federal Farm Credit Bank MTN,
              5.240%, 10/01/08                             1,005,835
  1,000,000   Federal Home Loan Bank,
              6.500%, 08/14/09                             1,042,388
  1,000,000   Federal Home Loan Bank,
              5.890%, 06/30/08                             1,014,170
  1,000,000   Federal Home Loan Bank,
              5.250%, 11/14/08                             1,006,183
  5,000,000   Federal Home Loan Bank,
              4.500%, 09/16/13                             4,868,870
  2,500,000   Freddie Mac,
              5.125%, 10/15/08                             2,510,150
  5,000,000   Freddie Mac,
              4.000%, 09/22/09                             4,885,370
  1,500,000   Freddie Mac MTN,
              3.100%, 03/20/07                             1,487,126
    500,000   Private Export Funding Corp.
              (U.S. Government Guaranteed),
              Series B,
              6.490%, 07/15/07                               503,890
                                                         -----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (cost $22,541,427)                          22,414,766
                                                         -----------
              U.S. TREASURY OBLIGATIONS - 22.53%
  9,000,000   United States Treasury Bond,
              7.500%, 11/15/16                            11,044,710
  2,400,000   United States Treasury Note,
              5.625%, 05/15/08                             2,430,744
                                                         -----------
              TOTAL U.S. TREASURY OBLIGATIONS
              (cost $13,709,533)                          13,475,454
                                                         -----------
              SHORT-TERM INVESTMENTS - 1.05%
    621,370   SSGA Money Market Fund,
              4.98%*                                         621,370
      5,240   SSGA U.S. Government
              Money Market Fund
              4.91%*                                           5,240
                                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $626,610)                                626,610
                                                         -----------
              TOTAL INVESTMENTS - 98.60%
              (Cost $59,184,078)                         $58,966,658
                                                         ===========

              PERCENTAGES ARE BASED ON NET ASSETS OF $59,804,339.
              * RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2006. MTN -- MEDIUM TERM NOTE
              NA -- NATIONAL ASSOCIATION
              SUB -- SUBORDINATED
              SR.-- SENIOR
              SSGA -- STATE STREET GLOBAL ADVISERS


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
              FINANCIAL STATEMENTS.


20   JOHNSONFAMILY FUNDS ANNUAL REPORT

                       This page intentionally left blank.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006


                                                    LARGE CAP         SMALL CAP      INTERNATIONAL     INTERMEDIATE
                                                    VALUE FUND        VALUE FUND       VALUE FUND    FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------

Investments at cost                                $117,635,383      $39,728,310      $68,321,613        $59,184,078
Foreign Currency at cost                                     --               --           40,900                 --
                                                   ============      ===========      ===========        ===========

ASSETS:
Investments at value                               $139,754,698      $41,936,213      $98,977,603        $58,966,658
Foreign currency at value                                    --               --           41,004                 --
Dividends and interest receivable                       166,648           47,432          132,776            927,309
Receivable for capital shares sold                      145,846           98,566           85,991             80,550
Reclaim receivable                                           --               --           59,622                 --
Prepaid expenses                                         12,145           12,146           12,141             12,115
                                                   ------------      -----------      -----------        -----------
   TOTAL ASSETS                                     140,079,337       42,094,357       99,309,137         59,986,632
                                                   ------------      -----------      -----------        -----------

LIABILITIES:
Payable for capital shares redeemed                      80,826          127,095          186,670              1,803
Income distribution payable                                  --               --               --             86,396
Investment advisory fees payable                         86,442           26,442           73,624             22,677
Distribution fees payable                                56,436           23,934           33,047             18,794
Administrative fees payable                              10,581            7,365           10,992              7,602
Transfer agent fees payable                               6,910            7,004            7,928              5,317
Directors' fees payable                                   6,677            6,677            6,677              6,677
Custody fees payable                                      2,162            1,784           15,011              1,330
Other accrued expenses                                   30,528           30,407           32,195             31,697
                                                   ------------      -----------      -----------        -----------
   TOTAL LIABILITIES                                    280,562          230,708          366,144            182,293
                                                   ------------      -----------      -----------        -----------
   NET ASSETS                                      $139,798,775      $41,863,649      $98,942,993        $59,804,339
                                                   ============      ===========      ===========        ===========
NET ASSETS:
Paid-in-Capital
   (unlimited authorization, no par value)         $112,934,429      $30,225,905      $58,111,862        $60,607,170
Undistributed net investment income                     120,023          102,499        1,566,620                136
Accumulated net realized gain (loss)
   on investments                                     4,625,008        9,327,342        8,607,080           (585,547)
Net unrealized appreciation (depreciation)
   on investments                                    22,119,315        2,207,903       30,655,990           (217,420)
Net unrealized appreciation on foreign currencies
   and translation of other assets and liabilities
   denominated in foreign currencies                         --               --            1,441                 --
                                                   ------------      -----------      -----------        -----------
NET ASSETS                                         $139,798,775      $41,863,649      $98,942,993        $59,804,339
                                                   ============      ===========      ===========        ===========
Net Assets                                         $139,798,775      $41,863,649      $98,942,993        $59,804,339
Total shares outstanding at end of year              12,601,846        3,273,459        5,951,604          6,079,192
Net asset value, offering and redemption
   price per share
   (net assets / shares outstanding)               $      11.09      $     12.79      $     16.62        $      9.84
                                                   ============      ===========      ===========        ===========


AMOUNTS DESIGNATED AS "--" ARE $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



22    JOHNSONFAMILY FUNDS ANNUAL REPORT


STATEMENTS OF OPERATIONS    FOR THE YEAR ENDED OCTOBER 31, 2006


                                                    LARGE CAP         SMALL CAP      INTERNATIONAL     INTERMEDIATE
                                                    VALUE FUND       VALUE FUND        VALUE FUND    FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of
   $5,833, $0, $262,107, and $0, respectively)     $  3,234,527      $  790,761       $ 3,150,969        $        --
Interest                                                     --              --                --          2,732,671
                                                   ------------      ----------       -----------        -----------
   TOTAL INVESTMENT INCOME                            3,234,527         790,761         3,150,969          2,732,671
                                                   ------------      ----------       -----------        -----------

EXPENSES:
Investment advisory fees                                908,042         342,551           889,194            276,338
Distribution fees                                       118,601          79,800           132,530             52,125
Administration and fund accounting fees                 117,019          87,725           128,380             93,459
Directors' fees and expenses                             33,562          33,562            33,561             33,562
Transfer agent fees and expenses                         24,445          28,363            29,199             22,444
Federal and state registration fees                      17,725          17,716            17,663             19,029
Audit fees                                               16,578          16,578            16,578             16,578
Custody fees                                             15,597          12,371            92,883              9,552
Legal fees                                               11,103          11,103            11,101             11,103
Printing fees                                             9,986           9,986             9,988              9,986
Miscellaneous (See Note 9)                               15,938          17,795            21,832             21,175
                                                   ------------      ----------       -----------        -----------
   TOTAL EXPENSES                                     1,288,596         657,550         1,382,909            565,351
Less:
   Waiver of investment advisory fees                        --              --                --            (43,837)
                                                   ------------      ----------       -----------        -----------
   TOTAL NET EXPENSES                                 1,288,596         657,550         1,382,909            521,514
                                                   ------------      ----------       -----------        -----------
NET INVESTMENT INCOME                                 1,945,931         133,211         1,768,060          2,211,157
                                                   ------------      ----------       -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments               4,648,314       9,561,843         8,616,890            (66,563)
Net realized loss on foreign currency transactions           --              --          (101,036)                --
Net change in unrealized appreciation
   (depreciation) on investments                     15,285,766        (241,581)       10,936,763            275,588
Net change in unrealized appreciation on
   foreign currency exchange contracts, foreign
   currencies, and translation of other assets and
   liabilities denominated in foreign currencies             --              --             4,936                 --
                                                   ------------      ----------       -----------        -----------
Net gain on investments and foreign
   currency transactions                             19,934,080       9,320,262        19,457,553            209,025
                                                   ------------      ----------       -----------        -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                 $ 21,880,011      $9,453,473       $21,225,613        $ 2,420,182
                                                   ============      ==========       ===========        ===========


AMOUNTS DESIGNATED AS "--" ARE $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                                         JOHNSONFAMILY FUNDS ANNUAL REPORT    23

STATEMENTS OF CHANGES IN NET ASSETS


                                                      LARGE CAP                              SMALL CAP
                                                      VALUE FUND                             VALUE FUND
                                        -----------------------------------   --------------------------------------
                                            FISCAL YEAR       FISCAL YEAR        FISCAL YEAR          FISCAL YEAR
                                               ENDED             ENDED             ENDED                 ENDED
                                         OCTOBER 31, 2006  OCTOBER 31, 2005   OCTOBER 31, 2006     OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $  1,945,931      $  1,728,689       $    133,211         $    204,678
Net realized gain (loss) on investments       4,648,314         9,381,006          9,561,843            6,875,022
Net realized loss on foreign currency
   transactions                                      --                --                 --                   --
Net change in unrealized appreciation
   (depreciation) on investments             15,285,766          (851,245)          (241,581)          (2,014,407)
Net change in unrealized appreciation
   (depreciation) on foreign currency
   exchange contracts, foreign currencies,
   and translation of other assets and
   liabilities denominated in foreign
   currencies                                        --                --                 --                   --
                                           ------------      ------------       ------------         ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                 21,880,011        10,258,450          9,453,473            5,065,293
                                           ------------      ------------       ------------         ------------
DISTRIBUTIONS FROM:
Net investment income                        (2,025,487)       (1,672,158)          (209,864)            (243,711)
Net realized capital gains                   (9,384,715)       (4,181,005)        (6,729,671)         (11,583,371)
                                           ------------      ------------       ------------         ------------
TOTAL DISTRIBUTIONS                         (11,410,202)       (5,853,163)        (6,939,535)         (11,827,082)
                                           ------------      ------------       ------------         ------------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                  30,503,220        28,719,866          4,973,274           13,127,221
Proceeds from reinvestment of
   distributions                              9,418,056         4,691,554          6,322,821           10,499,268
Redemption fees 2                                 3,322             2,365                 20                  249
Shares redeemed                             (23,961,132)      (18,491,702)       (28,064,386)         (31,524,396)
                                           ------------      ------------       ------------         ------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                              15,963,466        14,922,083        (16,768,271)          (7,897,658)
                                           ------------      ------------       ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      26,433,275        19,327,370        (14,254,333)         (14,659,447)
                                           ------------      ------------       ------------         ------------
NET ASSETS:
Beginning of year                           113,365,500        94,038,130         56,117,982           70,777,429
                                           ------------      ------------       ------------         ------------
End of year                                $139,798,775      $113,365,500       $ 41,863,649         $ 56,117,982
                                           ============      ============       ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END
   OF PERIOD                               $    120,023      $    186,524       $    102,499         $    140,787
                                           ============      ============       ============         ============


1 SEE NOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS.
2 SEE NOTE 6 IN THE NOTES TO THE FINANCIAL STATEMENTS.
AMOUNTS DESIGNATED AS "--" ARE $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


24    JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS


                                                     INTERNATIONAL                        INTERMEDIATE
                                                      VALUE FUND                        FIXED INCOME FUND
                                        -----------------------------------   --------------------------------------
                                            FISCAL YEAR       FISCAL YEAR        FISCAL YEAR          FISCAL YEAR
                                               ENDED             ENDED             ENDED                 ENDED
                                         OCTOBER 31, 2006  OCTOBER 31, 2005   OCTOBER 31, 2006     OCTOBER 31, 2005
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                      $  1,768,060      $  1,227,496       $  2,211,157         $  2,402,684
Net realized gain (loss) on investments       8,616,890         4,212,467            (66,563)             129,031
Net realized loss on foreign currency
   transactions                                (101,036)          (36,627)                --                   --
Net change in unrealized appreciation
   (depreciation) on investments             10,936,763         6,401,791            275,588           (2,292,673)
Net change in unrealized appreciation
   (depreciation) on foreign currency
   exchange contracts, foreign currencies,
   and translation of other assets and
   liabilities denominated in foreign
   currencies                                     4,936            (8,757)                --                   --
                                           ------------      ------------       ------------         ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                 21,225,613        11,796,370          2,420,182              239,042
                                           ------------      ------------       ------------         ------------
DISTRIBUTIONS FROM:
Net investment income                        (1,451,780)       (1,021,848)        (2,211,408)          (2,422,353)
Net realized capital gains                   (3,738,690)         (285,412)                --                   --
                                           ------------      ------------       ------------         ------------
TOTAL DISTRIBUTIONS                          (5,190,470)       (1,307,260)        (2,211,408)          (2,422,353)
                                           ------------      ------------       ------------         ------------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                  33,076,527        29,883,270          9,769,006           13,997,037
Proceeds from reinvestment of
   distributions                              4,081,306           236,195          1,191,842            1,466,631
Redemption fees 2                                 2,551               666                 --                  757
Shares redeemed                             (42,870,112)      (21,726,885)       (18,066,511)         (17,933,899)
                                           ------------      ------------       ------------         ------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                              (5,709,728)        8,393,246         (7,105,663)          (2,469,474)
                                           ------------      ------------       ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      10,325,415        18,882,356         (6,896,889)          (4,652,785)
                                           ------------      ------------       ------------         ------------
NET ASSETS:
Beginning of year                            88,617,578        69,735,222         66,701,228           71,354,013
                                           ------------      ------------       ------------         ------------
End of year                                $ 98,942,993      $ 88,617,578       $ 59,804,339         $ 66,701,228
                                           ============      ============       ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END
   OF PERIOD                               $  1,566,620      $  1,341,871       $        136         $        387
                                           ============      ============       ============         ============


                                         JOHNSONFAMILY FUNDS ANNUAL REPORT    25

FINANCIAL HIGHLIGHTS


                                                                       LARGE CAP
                                                                      VALUE FUND
                                    --------------------------------------------------------------------------------
                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                               ENDED          ENDED          ENDED         ENDED          ENDED
                                           OCT. 31, 2006  OCT. 31, 2005  OCT. 31, 2004  OCT. 31, 2003  OCT. 31, 2002
                                    ---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR            $  10.28      $   9.83        $  8.63        $  7.01       $  8.34
                                              --------      --------        -------        -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.16          0.16           0.11           0.11          0.10
Net realized and unrealized gain (loss)
   on investments                                 1.71*         0.89*          1.20*          1.62*        (1.20)
                                              --------      --------        -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS             1.87          1.05           1.31           1.73         (1.10)
                                              --------      --------        -------        -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                       (0.17)        (0.16)         (0.11)         (0.11)        (0.09)
From net realized capital gains                  (0.89)        (0.44)            --             --         (0.14)
                                              --------      --------        -------        -------       -------
     TOTAL DISTRIBUTIONS                         (1.06)        (0.60)         (0.11)         (0.11)        (0.23)
                                              --------      --------        -------        -------       -------
NET ASSET VALUE, END OF YEAR                  $  11.09      $  10.28        $  9.83        $  8.63       $  7.01
                                              --------      --------        -------        -------       -------

TOTAL RETURN 1                                   19.71%        10.80%         15.27% 2       24.93%       (13.64)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                $139,799      $113,366        $94,038        $71,662       $48,022
Ratio of expenses to average net assets,
  net of waivers  and reimbursements              1.06%         1.07%          1.17%          1.34%         1.40%
Ratio of expenses to average net assets,
  before waivers  and reimbursements              1.06%         1.07%          1.24%          1.34%         1.40%
Ratio of net investment income to
  average net assets, net of waivers
  and reimbursements                              1.61%         1.62%          1.16%          1.49%        1.26%
Ratio of net investment income to
  average net assets, before waivers
  and reimbursements                              1.61%         1.62%          1.09%          1.49%        1.26%
Portfolio turnover rate                             46%           54%            38%            51%           44%


 * INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.
 1 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
   PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
 2 FEE WAIVERS AND/OR REIMBURSEMENTS WERE IN EFFECT. IF THEY HAD NOT BEEN IN
   EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




26    JOHNSONFAMILY FUNDS ANNUAL REPORT

                                                                      SMALL CAP
                                                                      VALUE FUND
                                    --------------------------------------------------------------------------------
                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                               ENDED          ENDED          ENDED         ENDED          ENDED
                                           OCT. 31, 2006  OCT. 31, 2005  OCT. 31, 2004  OCT. 31, 2003  OCT. 31, 2002
                                    ---------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR             $ 11.96       $ 13.26        $ 12.61        $  9.13       $ 11.45
                                               -------       -------        -------        -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.04          0.04           0.04           0.05          0.05
Net realized and unrealized gain (loss)
   on investments                                 2.34*         0.93*          1.04*          3.49*        (0.97)*
                                               -------       -------        -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS             2.38          0.97           1.08           3.54         (0.92)
                                               -------       -------        -------        -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                       (0.04)        (0.04)         (0.04)         (0.06)        (0.09)
From net realized capital gains                  (1.51)        (2.23)         (0.39)            --         (1.31)
                                               -------       -------        -------        -------       -------
     TOTAL DISTRIBUTIONS                         (1.55)        (2.27)         (0.43)         (0.06)        (1.40)
                                               -------       -------        -------        -------       -------
NET ASSET VALUE, END OF YEAR                   $ 12.79       $ 11.96        $ 13.26        $ 12.61       $  9.13
                                               =======       =======        =======        =======       =======

TOTAL RETURN 1                                   22.19%         6.92%          8.76% 2       38.99%       (10.09)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                 $41,864       $56,118        $70,777        $73,035       $60,177
Ratio of expenses to average net assets,
  net of waivers  and reimbursements              1.44%         1.22%          1.22%          1.34%         1.33%
Ratio of expenses to average net assets,
  before waivers  and reimbursements              1.44%         1.22%          1.29%          1.34%         1.33%
Ratio of net investment income to
  average net assets, net of waivers
  and reimbursements                              0.29%         0.37%          0.29%          0.51%         0.64%
Ratio of net investment income to
  average net assets, before waivers
  and reimbursements                              0.29%         0.37%          0.22%          0.51%         0.64%
Portfolio turnover rate                             87%           71%            62%            73%           78%


                                        JOHNSONFAMILY FUNDS  ANNUAL REPORT    27

FINANCIAL HIGHLIGHTS


                                                                        INTERNATIONAL
                                                                         VALUE FUND
                                    --------------------------------------------------------------------------------
                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                               ENDED          ENDED          ENDED         ENDED          ENDED
                                           OCT. 31, 2006  OCT. 31, 2005  OCT. 31, 2004  OCT. 31, 2003  OCT. 31, 2002
                                    ---------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF YEAR            $ 14.12        $ 12.37        $ 10.44        $  8.09       $  8.56
                                              -------        -------        -------        -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                            0.28           0.20           0.15           0.13          0.08
Net realized and unrealized gain (loss)
  on investments                                 3.04*          1.78*          1.91           2.29*        (0.51)*
                                              -------        -------        -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS            3.32           1.98           2.06           2.42         (0.43)
                                              -------        -------        -------        -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                      (0.23)         (0.18)         (0.13)         (0.07)        (0.04)
From net realized capital gains                 (0.59)         (0.05)            --             --            --
                                              -------        -------        -------        -------       -------
     TOTAL DISTRIBUTIONS                        (0.82)         (0.23)         (0.13)         (0.07)        (0.04)
                                              -------        -------        -------        -------       -------
NET ASSET VALUE, END OF YEAR                  $ 16.62        $ 14.12        $ 12.37        $ 10.44       $  8.09
                                              =======        =======        =======        =======       =======

TOTAL RETURN 1                                  24.57%         16.11%         19.84% 2       30.08%        (5.05)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                $98,943        $88,618        $69,735        $54,031       $37,160
Ratio of expenses to average net assets,
  net of waivers  and reimbursements             1.40%          1.41%          1.57%          1.70%         1.81%
Ratio of expenses to average net assets,
  before waivers  and reimbursements             1.40%          1.41%          1.60%          1.70%         1.81%
Ratio of net investment income to
  average net assets, net of waivers
  and reimbursements                             1.79%          1.48%          1.31%          1.43%         0.92%
Ratio of net investment income to
  average net assets, before waivers
  and reimbursements                             1.79%          1.48%          1.28%          1.43%         0.92%
Portfolio turnover rate                            21%            16%            19%            17%           35%


 * INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.
 1 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
   PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
 2 FEE WAIVERS AND/OR REIMBURSEMENTS WERE IN EFFECT. IF THEY HAD NOT BEEN IN
   EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


30    JOHNSONFAMILY FUNDS ANNUAL REPORT

                                                                        INTERMEDIATE
                                                                      FIXED INCOME FUND
                                    --------------------------------------------------------------------------------
                                            FISCAL YEAR    FISCAL YEAR    FISCAL YEAR   FISCAL YEAR    FISCAL YEAR
                                               ENDED          ENDED          ENDED         ENDED          ENDED
                                           OCT. 31, 2006  OCT. 31, 2005  OCT. 31, 2004  OCT. 31, 2003  OCT. 31, 2002
                                    ---------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF YEAR            $  9.80        $ 10.11        $ 10.15        $  9.98       $ 10.18
                                              -------        -------        -------        -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                            0.35           0.34           0.34           0.41          0.47
Net realized and unrealized gain (loss)
  on investments                                 0.04*         (0.31)*        (0.04)          0.17         (0.20)
                                              -------        -------        -------        -------       -------
     TOTAL FROM INVESTMENT OPERATIONS            0.39           0.03           0.30           0.58          0.27
                                              -------        -------        -------        -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                      (0.35)         (0.34)         (0.34)         (0.41)        (0.47)
From net realized capital gains                    --             --             --             --            --
                                              -------        -------        -------        -------       -------
     TOTAL DISTRIBUTIONS                        (0.35)         (0.34)         (0.34)         (0.41)        (0.47)
                                              -------        -------        -------        -------       -------
NET ASSET VALUE, END OF YEAR                  $  9.84        $  9.80        $ 10.11        $ 10.15       $  9.98
                                              =======        =======        =======        =======       =======

TOTAL RETURN 1                                   4.10% 2        0.31%          2.98% 2        5.86% 2        2.76% 2

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                $59,804        $66,701        $71,354        $70,663       $74,068
Ratio of expenses to average net assets,
  net of waivers  and reimbursements             0.85%          0.81%          0.85%          0.85%         0.85%
Ratio of expenses to average net assets,
  before waivers  and reimbursements             0.92%          0.81%          0.89%          0.87%         0.87%
Ratio of net investment income to
  average net assets, net of waivers
  and reimbursements                             3.60%          3.41%          3.32%          3.95%         4.71%
Ratio of net investment income to
  average net assets, before waivers
  and reimbursements                             3.53%          3.41%          3.28%          3.93%         4.69%
Portfolio turnover rate                            21%            37%            35%            32%           93%




                                         JOHNSONFAMILY FUNDS ANNUAL REPORT    29

NOTES TO THE FINANCIAL STATEMENTS  OCTOBER 31, 2006


1. ORGANIZATION

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2006, the only series presently authorized are JohnsonFamily Large Cap Value Fund ("Large Cap Value Fund"), JohnsonFamily Small Cap Value Fund ("Small Cap Value Fund"), JohnsonFamily International Value Fund ("International Value Fund") and JohnsonFamily Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund"), individually referred to as a "Fund" and collectively as the "Funds."


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America.

A. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT VALUATION
Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ, which use the official closing price) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Pricing Procedures established by the Funds' Board of Directors (the "Board"). The Funds' Fair Value Pricing Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Pricing Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Pricing Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Although the Committee members use their best judgement in estimating the fair value of these investments, there are inherent limitations in any estimation technique. Because of the inherent uncertainty of valuation, the Funds' values may differ from the values that the Funds' could realize in a current transaction.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect


30    JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2006


the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such an event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

C. FOREIGN CURRENCY TRANSLATIONS
The books and records of the International Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The International Value Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Value Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

D. FOREIGN CURRENCY EXCHANGE CONTRACTS
The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2006, the International Value Fund had no such contracts outstanding.

E. DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, if any, are declared and paid quarterly for the Large Cap Value Fund, annually for both the Small Cap Value Fund and International Value Fund, and monthly for the Intermediate Fixed Income Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

F. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Purchase discounts and premiums on securities held by the Intermediate Fixed Income Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

G. EXPENSES
The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory, distribution, and custodian fees. Expenses not attributed directly to a Fund are allocated equally among the Funds or are allocated pro rata across the Funds based on the Fund's daily average net assets.


                                      JOHNSONFAMILY FUNDS    ANNUAL REPORT    31

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2006


3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                                          FOR THE YEAR ENDED OCTOBER 31, 2006

                                                       LARGE CAP             SMALL CAP         INTERNATIONAL          INTERMEDIATE
                                                      VALUE FUND            VALUE FUND            VALUE FUND     FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                            2,941,952               425,670             2,169,218               999,450
Shares issued to holders in reinvestment
     of dividends                                        960,283               578,753               288,536               122,202
Shares redeemed                                       (2,325,045)           (2,423,748)           (2,781,024)           (1,850,621)
                                                    ------------          ------------          ------------          ------------
NET INCREASE (DECREASE)                                1,577,190            (1,419,325)             (323,270)             (728,969)
                                                    ============          ============          ============          ============

                                                                          FOR THE YEAR ENDED OCTOBER 31, 2005

                                                       LARGE CAP             SMALL CAP         INTERNATIONAL          INTERMEDIATE
                                                      VALUE FUND            VALUE FUND            VALUE FUND     FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                            2,808,513             1,072,195             2,209,913             1,402,918
Shares issued to holders in reinvestment
     of dividends                                        460,674               853,599                17,880               147,165
Shares redeemed                                       (1,807,329)           (2,569,237)           (1,588,933)           (1,799,464)
                                                    ------------          ------------          ------------          ------------
NET INCREASE (DECREASE)                                1,461,858              (643,443)              638,860              (249,381)
                                                    ============          ============          ============          ============


4. PURCHASES, SALES AND MATURITIES OF SECURITIES

Purchases, sales and maturities of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2006, were as follows:

                                                       LARGE CAP             SMALL CAP         INTERNATIONAL          INTERMEDIATE
                                                      VALUE FUND            VALUE FUND            VALUE FUND     FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Cost of Purchases                                    $53,932,582           $39,047,158           $19,552,193           $12,285,652
Proceeds from Sales and Maturities                    53,361,619            62,464,273            27,191,298            18,644,182


Cost of purchases and proceeds from sales and maturities of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2006, were $5,189,430 and $15,277,666, respectively.

5. FEDERAL TAX INFORMATION

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.




32     JOHNSONFAMILY FUNDS    ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2006


Accordingly, at October 31, 2006, the following permanent differences, primarily attributable to the reclassification of long term capital gain distributions on Real Estate Investment Trust securities, gains and losses on passive foreign investment companies, reclass of distributions and certain foreign currency related transactions, have been reclassified to/from the following accounts:

                            UNDISTRIBUTED              ACCUMULATED
                             NET INVESTMENT             REALIZED
                            INCOME/(LOSS)              GAIN/(LOSS)
--------------------------------------------------------------------------------
Large Cap Value Fund          $  13,055                 $(13,055)
Small Cap Value Fund             38,365                  (38,365)
International Value Fund        (91,531)                  91,531

These reclassifications have no effect on net assets or net asset values per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                          ORDINARY      LONG TERM
                                           INCOME     CAPITAL GAIN      TOTAL
--------------------------------------------------------------------------------
Large Cap Value Fund
                               2006     $5,064,236     $6,345,966    $11,410,202
                               2005      1,663,254      4,189,909      5,853,163
Small Cap Value Fund
                               2006      4,119,829      2,819,706      6,939,535
                               2005      6,209,735      5,617,347     11,827,082
International Value Fund
                               2006      1,738,007      3,452,463      5,190,470
                               2005      1,021,848        285,412      1,307,260
Intermediate Fixed Income Fund
                               2006      2,211,408             --      2,211,408
                               2005      2,422,353             --      2,422,353

As of October 31, 2006, the components of Distributable Earnings/(Accumulated Losses) for tax purposes were as follows:

                                                                CAPITAL
                            UNDISTRIBUTED    UNDISTRIBUTED        LOSS           UNREALIZED         OTHER        TOTAL DISTRIBUTABLE
                              ORDINARY         LONG-TERM      CARRYFORWARD      APPRECIATION      TEMPORARY           EARNINGS/
                               INCOME        CAPITAL GAIN     EXPIRING 2008    (DEPRECIATION)    DIFFERENCES    (ACCUMULATED LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund          $2,158,308      $2,588,167         $     --        $22,117,871      $       --         $26,864,346
Small Cap Value Fund           5,164,931       4,274,067               --          2,198,746              --          11,637,744
International Value Fund       1,796,912       8,390,904               --         30,643,315              --          40,831,131
Intermediate Fixed
     Income Fund                 190,028              --         (585,547)          (217,419)       (189,893)           (802,831)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains through the year of expiration.





                                     JOHNSON FAMILY FUNDS    ANNUAL REPORT    33

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2006


For Federal income tax purposes, the cost of securities owned at October 31, 2006, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to recognition of unrealized gain from passive foreign companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2006, were as follows:

                                                                                                       NET
                                                                                                   UNREALIZED
                                                FEDERAL         APPRECIATED      DEPRECIATED      APPRECIATION
                                               TAX COST         SECURITIES       SECURITIES      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                        $117,636,827       $24,032,136     $(1,914,265)      $22,117,871
Small Cap Value Fund                          39,737,467         4,103,802      (1,905,056)        2,198,746
International Value Fund                      68,335,729        31,488,608        (846,734)       30,641,874
Intermediate Fixed Income Fund                59,184,077           373,572        (590,991)         (217,419)


6. REDEMPTION FEES

On July 26, 2001, the Board approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and after October 10, 2001 for the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee are credited to the assets of the Fund in which the shares were redeemed. For the year ended October 31, 2006, there were $3,322, $20, $2,551 and $0 of redemption fees retained by the Large Cap Value Fund, Small Cap Value Fund, International Value Fund and Intermediate Fixed Income Fund, respectively. For the year ended October 31, 2005, there were $2,365, $249, $666 and $757 of redemption fees retained by the Large Cap Value Fund, Small Cap Value Fund, International Value Fund, and Intermediate Fixed Income Fund, respectively.

7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Johnson Asset Management, Inc. ("JAM") is the investment adviser for the Funds. JAM manages the Funds' investments and its business operations under the overall supervision of the Board. As compensation for JAM's services, the Funds pay JAM a monthly fee based on each Fund's average daily net assets at the annual rate of 0.75% for the Large Cap Value Fund and the Small Cap Value Fund, 0.90% for the International Value Fund, and 0.45% for the Intermediate Fixed Income Fund.

RNC Genter Capital Management, LLC ("RNC") serves as investment sub-adviser for the Intermediate Fixed Income Fund. For its services to the Fund, RNC is entitled to receive a fee at an annual rate of 0.18% of the Fund's average daily net assets paid by JAM.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the average daily net assets of each of the Large Cap Value Fund, Small Cap Value Fund and International Value Fund, or 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, JAM will reimburse the Funds for the amount of such excess. Additionally, JAM has voluntarily agreed to reimburse the Intermediate Fixed Income Fund to the extent aggregate annual operating expenses exceed 0.85% of the Fund's average daily net assets. JAM may terminate this fee waiver at any time, but will not do so prior to October 31, 2007.

State Street Bank and Trust acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid based on the net assets of each Fund, by transaction and by out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.


34    JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2006


8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (the "Administrator") serves as the administrator to the Funds. The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of the per Fund minimum ($70,000 for each of the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and $90,000 for the International Value Fund), or 0.14% of the first $250 million of the Funds' aggregate net assets; 0.10% of the next $250 million of the Funds' aggregate net assets; and 0.08% of the Funds' aggregate net assets over $500 million.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor to the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25%.

Citigroup Fund Services, LLC (formerly Forum Shareholder Services) serves as the transfer agent and dividend disbursing agent to the Funds.

9. LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum payable at the end of each calendar quarter, is accrued by each Fund based on its average daily unused portion of the line of credit. Such fees are included in Miscellaneous fees on the Statement of Operations. For the year ended October 31, 2006, borrowings by the Small Cap Value Fund and the International Value Fund under the agreement were as follows:

                            Average                          Weighted            Maximum             Month of
                             Daily         Interest           Average            Amount               Maximum
Fund                        Balance          Paid          Interest Rate        Borrowed          Amount Borrowed
----                        -------        --------        -------------       ----------         ---------------
Small Cap Value             $59,590         $2,896             4.79%           $5,000,000          January 2006
International Value             265             15             5.81%               66,788            July 2006

10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Funds are also officers of the Administrator. Such officers are paid no fees by the Funds for serving as officers of the Funds.

11. MARKET RISKS

The International Value Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

12. OTHER

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.


                                         JOHNSONFAMILY FUNDS ANNUAL REPORT    35

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED) OCTOBER 31, 2006


13. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of October 31, 2006, the Funds have not evaluated the impact that will result, if any, from adopting FIN 48.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.






36    JOHNSONFAMILY FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
JOHNSONFAMILY FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities, of the JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund,
JohnsonFamily  International  Value Fund, and JohnsonFamily  Intermediate  Fixed
Income Fund, each a series of JohnsonFamily Funds, Inc. (the "Company"), including the schedules of investments, as of October 31, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund,
JohnsonFamily International Value Fund, and JohnsonFamily Intermediate Fixed Income Fund as of October 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ KPMG LLP

Philadelphia, Pennsylvania
December 19, 2006





                                         JOHNSONFAMILY FUNDS ANNUAL REPORT    37

DIRECTORS AND OFFICERS OF THE COMPANY 1 (UNAUDITED)


                                                LENGTH OF          NUMBER OF
                                                  TIME           PORTFOLIOS IN
NAME, ADDRESS          POSITION HELD             SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                    WITH FUNDS              (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
JOANNE BRANDES          Director                   8                   4             Senior Vice President/General Counsel
8310 16th Street -                                                                   and Secretary of Johnson/Diversey, Inc.
M/S 510                                                                              since October 1997; Officer of S.C.
Sturtevant, WI                                                                       Johnson & Son, Inc. since 1992.
53177-0902                                                                           Director of Alternative Resources
Age: 53                                                                              Corporation and Corporate Family
                                                                                     Solutions, Inc.
------------------------------------------------------------------------------------------------------------------------------------

RICHARD BIBLER          Director                   8                   4             Owner of Rudolph Stone Associates, a
1449 E. Goodrich                                                                     financial consulting firm, since prior to 1990.
Lane
Milwaukee, WI 53217
Age: 74
------------------------------------------------------------------------------------------------------------------------------------

F. GREGORY CAMPBELL     Director                   8                   4             President of Carthage College since 1987
Carthage College                                                                     Director of Thrivent Mutual Funds.
2001 Alford Drive
Kenosha, WI 53140
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

GERALD KONZ             Director                   8                   4             Independent consultant; Vice President,
3515 Taylor                                                                          Tax Counsel and Chairman of the pension
Avenue                                                                               and savings plan investment committees of
Racine, WI 53405                                                                     S.C. Johnson & Son, Inc. from 1982 to 1997.
Age: 74
------------------------------------------------------------------------------------------------------------------------------------

GEORGE NELSON           Director                   8                   4             Vice President of Administration and
WISC-TV                                                                              Finance of Evening Telegram, Inc. since
7025 Raymond Road                                                                    1982.
Madison, WI
53719-5053
Age: 68
------------------------------------------------------------------------------------------------------------------------------------

ASSISTANT OFFICERS
JAMES NDIAYE            Assistant Vice             2                  N/A            Employed by SEI Investments Company
One Freedom             President and                                                since 2004. Vice President, Deutsche Asset
Valley Drive            Assistant Secretary                                          Management from 2003-2004. Associate,
Oaks, PA 19456                                                                       Morgan, Lewis & Bockius LLP from 2000-
Age: 38                                                                              2003; Counsel, Assistant Vice President ING
                                                                                     Variable Annuities Group from 1999-2000.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL T. PANG         Assistant Vice             1                  N/A            Employed by SEI Investments Company
One Freedom             President and                                                since 2005. Counsel, Caledonian Bank:
Valley Drive            Assistant Secretary                                          Trust's Mutual Funds Group (2004),
Oaks, PA 19456                                                                       Counsel, Permal Asset Management
Age: 34                                                                              (2001-2004). Associate, Schulte, Ruth &
                                                                                     Zabel's Investment Management Group
                                                                                     (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------

SOFIA A. ROSALA         Assistant Vice             2                  N/A            Vice President and Secretary--Corporate
One Freedom             President and                                                Counsel of the Administrator since 2004.
Valley Drive            Assistant Secretary                                          Compliance Officer of SEI Investments
Oaks, PA 19456                                                                       Company from September 2001 to 2004.
Age: 32                                                                              Account and Product Consultant, SEI
                                                                                     Private Trust Company, 1998-2001.
------------------------------------------------------------------------------------------------------------------------------------




38    JOHNSONFAMILY FUNDS ANNUAL REPORT

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)

                                                 LENGTH OF          NUMBER OF
                                                   TIME           PORTFOLIOS IN
NAME, ADDRESS          POSITION HELD              SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE                    WITH FUNDS               (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
WENDELL PERKINS         Director                    8                   4             Senior Vice President of Johnson Asset
Johnson Asset                                                                         Management Inc. since 1994.
Management, Inc.
555 Main Street
Suite 440
Racine, WI 53403
Age: 43
------------------------------------------------------------------------------------------------------------------------------------

COLETTE WALLNER         President,                  5                  N/A            Executive Vice President of Johnson
Johnson Asset           Chief Compliance                                              Financial Group since 1999; President of
Management, Inc.        Officer and                                                   Johnson Asset Management, Inc. since
555 Main Street         Anti-Money                                                    2001.
Suite 400               Laundering Officer
Racine, WI 53403
Age: 49
------------------------------------------------------------------------------------------------------------------------------------

BRIAN LEONARD           Secretary and Treasurer     1                  N/A            Senior Vice President of Johnson
Johnson Asset                                                                         Financial Group.
Management, Inc.
555 Main Street
Suite 460
Racine, WI 53403
Age: 35
------------------------------------------------------------------------------------------------------------------------------------

 * Each Director shall hold office during the lifetime of the Fund until the election and qualification of his or her successor, or until he or she is deceased, resigns or is removed from office in accordance with each Fund's Declaration of Trust.
 1 Directors and officers table as of 12/19/06.





                                         JOHNSONFAMILY FUNDS ANNUAL REPORT    39

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

------------------------------------------------------------------------------------------------------------------------------------
                                         BEGINNING            ENDING                               EXPENSES
                                          ACCOUNT             ACCOUNT           ANNUALIZED           PAID
                                           VALUE               VALUE              EXPENSE           DURING
                                          5/1/06             10/31/06             RATIOS            PERIOD*
------------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Large Cap Value Fund                    $1,000.00           $1,063.10             1.03%             $5.36
Small Cap Value Fund                     1,000.00            1,071.20             1.49               7.78
International Value Fund                 1,000.00            1,022.80             1.39               7.09
Intermediate Fixed Income Fund           1,000.00            1,035.50             0.85               4.36

HYPOTHETICAL 5% RETURN
Large Cap Value Fund                    $1,000.00           $1,020.01             1.03%             $5.24
Small Cap Value Fund                     1,000.00            1,017.69             1.49               7.58
International Value Fund                 1,000.00            1,018.20             1.39               7.07
Intermediate Fixed Income Fund           1,000.00            1,020.92             0.85               4.33
------------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).





40    JOHNSONFAMILY FUNDS ANNUAL REPORT

APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)


On March 14, 2006, the Board of Directors of JohnsonFamily Funds, Inc. approved the continuation of each Fund's investment advisory agreement with Johnson Asset Management, Inc. (the "Adviser") and the Intermediate Fixed Income Fund's sub-advisory agreement with RNC Genter Capital Management (the "Sub-Adviser"). Prior to approving the continuation of the agreements, the Board considered:

      o the nature, extent and quality of the services provided by the Adviser and Sub-Adviser

      o the investment performance of the Funds

      o the costs of the services to be provided and profits to be realized by the Adviser and Sub-Adviser from their relationship with the Funds

      o the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect those economies of scale

      o the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered a report prepared by the Adviser describing the portfolio management, shareholder communication and servicing and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds. The Directors concluded that the Sub-Adviser provided only portfolio management services to the Intermediate Fixed Income Fund and that the Adviser provided the same non-portfolio management services to the Intermediate Fixed Income Fund that it did to the other Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style avoiding style drift.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by the Adviser, from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were typically in the middle 60% of the range of comparable mutual funds. The Directors noted that the Adviser and not the Intermediate Fixed Income Fund paid the Sub-Advisory Fee.

The Directors then reviewed a report from the Adviser indicating that the Funds' expense ratios were declining as the assets of the Funds grew, indicating that there were economies of scale benefiting the shareholders. The Directors also considered whether the investment advisory agreement fee schedules should be adjusted for an increase in assets under management. They concluded that "breakpoints" were not warranted at this time given the anticipated growth of the Funds in the next year and the other factors considered.





                                         JOHNSONFAMILY FUNDS ANNUAL REPORT    41

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have an October 31, 2006 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2006 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2006, each Fund is designating the following items with regard to distributions paid during the year.


                         LONG TERM
                            CAPITAL       ORDINARY
                              GAINS         INCOME          TOTAL     QUALIFYING
FUND                  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DIVIDENDS (1)
--------------------------------------------------------------------------------
Large Cap Value Fund         55.62%         44.38%           100%         59.77%
Small Cap Value Fund         40.63%         59.37%           100%         19.03%
International Value Fund     63.45%         36.55%           100%          0.00%
Intermediate Fixed
    Income Fund               0.00%           100%           100%          0.00%


                         QUALIFYING          U.S.   QUALIFIED          QUALIFIED
                           DIVIDEND    GOVERNMENT    INTEREST         SHORT TERM
                         INCOME (2)  INTEREST (3)  INCOME (4)  CAPITAL GAINS (5)
--------------------------------------------------------------------------------
Large Cap Value Fund         61.46%         0.00%       0.00%              0.00%
Small Cap Value Fund         18.42%         0.00%       0.00%              0.01%
International Value Fund       100%         0.00%       0.42%              0.02%
Intermediate Fixed
    Income Fund               0.00%        30.35%      90.66%              0.00%


(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX.

    HOWEVER, FOR SHAREHOLDERS OF THE INTERMEDIATE FIXED INCOME FUND WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING INTEREST INCOME" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2006. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2006 FORM 1099-DIV.

The International Value Fund intends to pass through foreign tax credits in the amount of $250,609 to shareholders as of October 31, 2006. The total amount of foreign source income for the fiscal year ended October 31, 2006, was $3,265,743.





42    JOHNSONFAMILY FUNDS ANNUAL REPORT

                                      NOTES

                                      NOTES

This report has been prepared for the
general information of JohnsonFamily
Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.


The Funds file their complete schedule
of portfolio holdings with the
Securities and Exchange Commission for
the first and third quarters of each
fiscal year on Form N-Q within sixty
days after the end of the period. The
Funds' Forms N-Q are available on the
Securities and Exchange Commission's
(the "Commission") web site at
HTTP://WWW.SEC.GOV, and may be reviewed
and copied at the Commission's Public
Reference Room in Washington, DC.
Information on the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330.


A description of the policies and
procedures that the Funds use to
determine how to vote proxies relating
to portfolio securities, as well as
information relating to how the Funds
voted proxies relating to portfolio
securities during the most recent
12-month period ended June 30, is
available (i) without charge, upon
request, by calling 1-800-276-8272; (ii) at the Funds' website at
HTTP://WWW.JOHNSONFAMILYFUNDS.COM; and
(iii) on the Commission's website at
HTTP://WWW.SEC.GOV.






              [LOGO OMITTED]

           JohnsonFamily Funds
              P.O. Box 515
          Racine, WI 53401-0515


JFF-AR-002-0500

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George A. Nelson. Mr. Nelson is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP Related to the Funds

KPMG LLP billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2006                                            FISCAL 2005
--------- -------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                    All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                    services to the   services to       and services to   services to the   services to       and services to
                    Funds that        service           service           Funds that        service           service
                    were pre-         affiliates that   affiliates that   were pre-         affiliates that   affiliates that
                    approved          were pre-         did not require   approved          were pre-         did not require
                                      approved          pre-approval                        approved          pre-approval
--------- -------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)        Audit        $65,500              $0                $0             $64,100             $0                $0
           Fees(1)

--------- -------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)        Audit-          $0                $0                $0               $0                $0                $0
           Related
           Fees
--------- -------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)        Tax             $0                $0                $0               $0                $0                $0
           Fees

--------- -------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)        All           $2,000              $0                $0               $0                $0                $0
           Other
           Fees

--------- -------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
     (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Before the principal accountant is engaged by the Funds to render audit or non-audit services, the engagement is approved by the Funds' Audit Committee.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

              ----------------------- ----------------- ----------------
                                         FISCAL 2006       FISCAL 2005
              ----------------------- ----------------- ----------------
              Audit-Related Fees              0%                0%

              ----------------------- ----------------- ----------------
              Tax Fees                        0%                0%

              ----------------------- ----------------- ----------------
              All Other Fees                  0%                0%

              ----------------------- ----------------- ----------------


(f)       Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2006 and 2005, respectively.

(h)       Not applicable.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                JohnsonFamily Funds, Inc.


By (Signature and Title)*                   /s/ Colette M. Wallner
                                            -----------------------------------
                                            Colette M. Wallner, President

Date: December 28, 2006





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                   /s/ Colette M. Wallner
                                            -----------------------------------
                                            Colette M. Wallner, President

Date: December 28, 2006



By (Signature and Title)*                   /s/ Brian Leonard
                                            --------------------------
                                            Brian Leonard, Treasurer

Date: December 28, 2006

* Print the name and title of each signing officer under his or her signature.